UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2011

SI FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-54241	80-0643149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

803 Main Street, Willimantic, Connecticut  06226
(Address of principal executive offices, including zip code)

(860) 423-4581
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

In its Current Report on Form 8-K, SI Financial Group, Inc. erroneously reported the results of its annual meeting of stockholders held on May 11, 2011.  With regard to the determination of how often to hold a stockholder vote to approve the compensation of the named executive officers, that report inadvertently transposed the number of votes for one year and three years.  The corrected information is contained below.

With respect to the advisory vote on the frequency of stockholders voting upon executive compensation, approximately 69.2% of the votes cast approved the proposal that stockholders vote on an advisory basis every year to approve executive compensation.  At a meeting of the Board of Directors, the Board considered the vote totals, its earlier recommendation that the stockholders vote on an advisory basis every three years to approve executive compensation, its desire to follow the actions of its stockholders and determined to hold an advisory vote on the approval of executive compensation every year.

(a)           The annual meeting of the stockholders of SI Financial Group, Inc. was held on May 11, 2011.

(b)           The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:

1.             The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Votes Withheld
Mark D. Alliod	5,924,199	647,959
Michael R. Garvey	5,647,611	924,547
Robert O. Gillard	5,927,611	644,547

There were 2,309,472 broker non-votes in the election of directors.

2.           The appointment of Wolf & Company, P.C. as independent registered public accounting firm for the fiscal year ending December 31, 201 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
8,710,309	109,198	62,123

There were no broker non-votes on the proposal.

3.           The non-binding resolution to approve the compensation of the named executive officers as disclosed in the proxy statement was approved by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
6,202,956	276,460	92,742

There were 2,309,472 broker non-votes on the proposal.

4.           The determination of whether the stockholder vote to approve the compensation of the named executive officers should occur every one, two or three years received the following vote:

One Year	Two Years	Three Years	Abstentions
4,496,698	199,295	1,756,700	39,382

There were 2,309,472 broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SI FINANCIAL GROUP, INC.

Date: June 15, 2011	By:	/s/ Rheo A. Brouillard
Rheo A. Brouillard
President and Chief Executive Officer